                                  EXHIBIT 10.47

                        FIRST AMENDMENT TO LOAN AGREEMENT

                                  July 11, 2003

U.S. Home Systems, Inc.
750 State Highway
121 Bypass, Suite 170
Lewisville, Texas 75067

     Re: Loan Agreement dated as of May 30, 2003 (as heretofore amended, the
         "Loan Agreement") between U.S. Home Systems, Inc., a Delaware corporation ("Borrower") and The Frost National Bank, a national banking association ("Lender").

Ladies and Gentlemen:

     In consideration of the mutual covenants and agreements contained herein and in the Loan Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

     1. Definitions. The reference to "seven (7) days" in the proviso clause in the definition of "Eligible Installment Contract" in Section 2 of the Loan Agreement is hereby amended to read "seven (7) business days."

     2. Requesting Advances. The reference to "seven (7) days" in the last sentence of Section 4(b) of the Loan Agreement is hereby amended to read "seven
(7) business days."

     3. Conditions Precedent. This Agreement shall become effective as of the date first above written when, and only when, Lender shall have received at Lender's offices a counterpart of this Agreement executed and delivered by Borrower and the Consent and Agreement executed and delivered by each of the Guarantors.

     4. Ratification. The Loan Agreement as hereby amended is hereby ratified and confirmed in all respects and the Loan Agreement, as amended by this Agreement, shall continue in full force and effect in accordance with the terms hereof and thereof. Any reference to the Loan Agreement in any Loan Document shall be deemed to refer to this Agreement also. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

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     5. Representations and Warranties. All representations and warranties made by Borrower in any Loan Document delivered on or before the date hereof are true on and as of the date hereof (except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Loan Agreement) as if such representations and warranties had been made as of the date hereof.

     6. Events of Default. No Event of Default exists on the date hereof.

     7. Loan Document. This Agreement is a Loan Document and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto and thereto. Any capitalized terms used herein and not otherwise defined herein have the meanings given them in the Loan Agreement.

     8. Counterparts. This Agreement may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.

     9. ENTIRE AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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     Please indicate your agreement to the foregoing by signing where indicated
below.

                                                 Yours very truly,

                                                 THE FROST NATIONAL BANK


                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

                                                 Lender's Address:

                                                 P. O. Box 1600
                                                 San Antonio, Texas 78296
                                                 Attention: Steve Martin

AGREED TO AS OF THE DATE FIRST WRITTEN ABOVE

BORROWER:

U.S. REMODELERS, INC.


By:
   ------------------------------
   Name:
   Title:

750 State Highway
121 Bypass, Suite 170
Lewisville, Texas 75067

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                              CONSENT AND AGREEMENT

     Each of the undersigned hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms the Guaranty Agreement dated as of May 30, 2003, made by it for the benefit of Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                                 U.S. REMODELERS, INC.


                                                 By:
                                                    ----------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------


                                                 FIRST CONSUMER CREDIT, INC.


                                                 By:
                                                    ----------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------


                                                 USA DECK, INC.


                                                 By:
                                                    ----------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------


                                                 U.S. WINDOW CORPORATION


                                                 By:
                                                    ----------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------


                                                 FACELIFTERS HOME SYSTEMS, INC.


                                                 By:
                                                    ----------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------